                                                                      Exhibit 99

                     Navistar Financial 2000-A Owner Trust


               Navistar Financial Retail Receivables Corporation
                                    Seller


                        Navistar Financial Corporation
                                   Servicer


                              Subject to Revision


                      Term Sheet Dated February 22, 2000







Underwriters of the Class A Notes
Banc One Capital Markets, Inc.
                          Credit Suisse First Boston
                                                               J.P. Morgan & Co.


Underwriter of the Class B Notes
Banc One Capital Markets, Inc.

THE SOLE SOURCE OF PAYMENTS ON THE NOTES IS THE TRUST PROPERTY. THE NOTES ARE NOT INTERESTS IN, OBLIGATIONS OF, OR INSURED OR GUARANTEED BY THE OWNER TRUSTEE, NAVISTAR FINANCIAL CORPORATION, NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION OR ANY OTHER PERSON OR ENTITY.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE NAVISTAR FINANCIAL 2000-A OWNER TRUST. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NAVISTAR FINANCIAL 2000-A OWNER TRUST (THE "PROSPECTUS SUPPLEMENT") AND THE RELATED PROSPECTUS (THE "PROSPECTUS"). THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES' CHARACTERISTICS, AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THE INFORMATION CONTAINED HEREIN THEREFORE MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS) RELATING TO THE NOTES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, AS OF THE DATE OF THIS TERM SHEET THE PROSPECTUS SUPPLEMENT HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

                      $475,000,000.00 Asset Backed Notes

                     Navistar Financial 2000-A Owner Trust

               Navistar Financial Retail Receivables Corporation
                                    Seller

                        Navistar Financial Corporation
                                   Servicer

                              Subject to Revision

                      Term Sheet Dated February 22, 2000

This Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement and the Prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the Prospectus Supplement and the Prospectus. A final Prospectus and Prospectus Supplement may be obtained by contacting your sales representative.

Issuer..............................   Navistar Financial 2000-A Owner Trust
                                       (the "Trust"), a Delaware common law
                                       trust to be formed by the Seller and the Owner Trustee pursuant to the Owner Trust
                                       Agreement, acting by and through the
                                       Owner Trustee.

Seller..............................   Navistar Financial Retail Receivables
                                       Corporation.

Servicer............................   Navistar Financial Corporation.

Indenture Trustee...................   The Bank of New York, as trustee under
                                       the Indenture.

Owner Trustee.......................   Chase Manhattan Bank Delaware, as Owner
                                       Trustee under the Owner Trust Agreement.

The Notes...........................   The Issuer will issue Notes as follows:

                                       Class A-1 % Asset Backed Notes in the
                                       aggregate principal amount of $84,000,000
                                       (the "Class A-1 Notes").

                                       Class A-2 % Asset Backed Notes in the
                                       aggregate principal amount of
                                       $142,000,000 (the "Class A-2 Notes").

                                       Class A-3 % Asset Backed Notes in the
                                       aggregate principal amount of
                                       $110,000,000 (the "Class A-3 Notes").

                                       Class A-4 % Asset Backed Notes in the
                                       aggregate principal amount of
                                       $121,187,500 (the "Class A-4 Notes";
                                       together with the Class A-1 Notes, the
                                       Class A-2 Notes and the Class A-3 Notes, the "Class A Notes").

                                       Class B % Asset Backed Notes in the
                                       aggregate principal amount of $17,812,500
                                       (the "Class B Notes"; together with the
                                       Class A Notes, the "Notes").

                                       The Class B Notes will be subordinated to the Class A Notes to the extent described in this Term Sheet and in the Prospectus Supplement.

                                       The sole source of payments on the Notes is the Trust Property. The Notes are not interests in, obligations of, or insured or guaranteed by the Owner Trustee, the Seller, the Servicer or any other person or entity.

                                       The Issuer will also issue Certificates
                                       (the "Certificates"), which will not bear interest but will have certain rights in excess monies in the Reserve Account, the Negative Carry Account and certain other excess funds. The Certificates will initially be held by the Seller, the Servicer and/or one of their affiliates.

The Trust Property..................   The Trust Property will include a pool of
                                       Retail Notes (the "Receivables"), certain monies due or received thereunder on and after February 1, 2000 (the "Initial
                                       Cutoff Date") for the Initial Receivables and the related Cutoff Date that is designated as such by the Seller for any Subsequent Receivables, security interests in the vehicles financed thereby, certain other property and monies on deposit in certain accounts, including the Reserve Account, the Pre-
                                       Funding Account and the Negative Carry
                                       Account, and the proceeds thereof, the
                                       proceeds, if any, of Dealer Liability,
                                       NITC Purchase Obligations and any
                                       Guaranties, any proceeds from claims on
                                       specified insurance policies, the
                                       benefits of any lease assignments and
                                       specified rights of the Seller under the related Purchase Agreement and the related Custodian Agreement. The aggregate Starting Receivables Balance for the Initial Receivables is
                                       $380,843,908.73 (the "Initial Aggregate
                                       Starting Receivables Balance").
                                       Additional Retail Notes may be purchased by the Trust from the Seller from time to time on or before the June 2000
                                       Distribution Date from funds on deposit
                                       in the Pre-Funding Account. The Initial
                                       Pre-Funded Amount is $94,156,091.27.

Terms of the Notes:                    The principal terms of the Notes will be
                                       as described below:

      A.   Interest.................   Class A-1 Notes:                %
                                       Class A-2 Notes:                %
                                       Class A-3 Notes:                %
                                       Class A-4 Notes:                %
                                       Class B Notes:                  %

                                       Interest on the Notes will accrue at the applicable Interest Rate from the Closing Date or the most recent Distribution Date on which interest has been paid to but excluding the next Distribution Date, and will generally be payable monthly on the 15th day of each month or, if the 15th day is not a business day, on the next business day, starting on March 15, 2000 (each, a "Distribution Date"). Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days elapsed since the Closing Date or the preceding Distribution Date divided by
                                       360. Interest on the Class A-2 Notes, the
                                       Class A-3 Notes, the Class A-4 Notes and the Class B Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                                       Interest on the Class B Notes will not be paid on any Distribution Date until all accrued interest due and payable on the Class A Notes on such Distribution Date has been paid in full. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, no interest will be payable on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full.

      B.   Principal................   Subject to the subordination provisions
                                       described in the two following
                                       paragraphs, on each Distribution Date,
                                       the Notes will be payable to the extent
                                       of the Principal Payment Amount as
                                       follows: (1) first, 100% of the Principal
                                       Payment Amount to the Class A-1 Notes
                                       until the Class A-1 Notes are paid in
                                       full; (2) thereafter, 96.25% of the
                                       Principal Payment Amount (in the case of the Distribution Date on which the Class
                                       A-1 Notes are paid in full, 96.25% of the remaining Principal Payment Amount) to the Class A Notes (all of which shall be paid to the Class A-2 Notes until paid in full, then to the Class A-3 Notes until paid in full, and then to the Class A-4
                                       Notes until paid in full) and 3.75% of
                                       the Principal Payment Amount (in the case of the Distribution Date on which the Class A-1 Notes are paid in full, 3.75% of the remaining Principal Payment
                                       Amount) to the Class B Notes until the
                                       Class A Notes are paid in full; and (3)
                                       thereafter, 100% of the Principal Payment
                                       Amount (in the case of the Distribution
                                       Date on
                                       which the Class A Notes are paid in full, the remaining Principal Payment Amount) to the Class B Notes until the Class B
                                       Notes are paid in full. The "Principal
                                       Payment Amount" for each Distribution
                                       Date will generally equal the lesser of
                                       (a) the Principal Distributable Amount
                                       for such Distribution Date and (b) the
                                       excess, if any, of the sum of the
                                       Available Amount for such Distribution
                                       Date and available funds on deposit in
                                       the Reserve Account on such Distribution
                                       Date (the "Total Available Amount") over the sum of the Total Servicing Fee and accrued and unpaid interest on the Notes due and payable on such Distribution
                                       Date. For a Distribution Date, the
                                       "Principal Distributable Amount"
                                       generally will equal the sum, with
                                       respect to the related Monthly Period, of the principal portion of all payments due on the Receivables, the principal portion of all prepayments received in respect of the Receivables, the principal portion of all Receivables repurchased by the Seller or purchased by the Servicer and the principal portion of all Receivables that became Liquidating Receivables, and the
                                       "Available Amount" generally will equal
                                       (a) the sum, with respect to the related
                                       Monthly Period, of (1) that portion of
                                       all collections on the Receivables
                                       allocable to principal, interest or
                                       Prepayment Surplus, (2) all Liquidation
                                       Proceeds to the extent attributable to
                                       principal or interest in accordance with the Servicer's customary procedures, (3) that portion of all Monthly Advances made by the Servicer allocable to principal or interest due on the Receivables, (4) the Warranty Payment, the Administrative
                                       Purchase Payment or the Optional Purchase
                                       Proceeds of each Receivable that the
                                       Seller repurchased or the Servicer
                                       purchased during such related Monthly
                                       Period to the extent attributable to
                                       principal, accrued interest or Prepayment
                                       Surplus thereon and (5) the principal
                                       portion of all Prepayments minus (b) that portion of collections retained by the Servicer in respect of unreimbursed
                                       Monthly Advances and Liquidation
                                       Expenses.

                                       If the amount on deposit in the Reserve
                                       Account on any Distribution Date, after
                                       giving effect to the distribution of the Principal Payment Amount in accordance with the priorities set forth above, would be less than 1.0% of the Aggregate Starting Receivables Balance, then the Class A Notes will receive 100% of the Principal Payment Amount (all of which shall be paid to the Class A-1 Notes until paid in full, then to the Class A-2 Notes until paid in full, then to the Class A-3 Notes until paid in full, and then to the Class A-4 Notes until paid in full) until either the Class A Notes are paid in full or the amount on deposit in the Reserve Account equals or exceeds the Specified Reserve Account Balance. When principal payments on the Class B Notes resume in accordance with the preceding sentence, the Principal Payment Amount shall be distributed in accordance with the first sentence in the preceding paragraph.

                                       Also, if an Event of Default occurs and
                                       the Notes are declared to be due and
                                       payable, the Class A Notes will be
                                       payable in an amount equal to 100% of the Principal Payment Amount (and each class of Class A Notes will be entitled to ratable repayment of principal on the basis of their respective unpaid principal balances) and no principal of the Class B Notes will be paid on any Distribution Date thereafter until the Class A Notes are paid in full. Thereafter, the principal of the Class B Notes will be payable in an amount equal to 100% of the Principal Payment Amount on each Distribution Date until the Class B Notes are paid in full.

                                       Each class of Notes will be payable in
                                       full on the applicable Final Scheduled
                                       Distribution Date in the calendar month
                                       set forth below (however, the actual
                                       payment in full of any class of Notes
                                       could occur sooner):

                                       Class A-1 Notes:        March 2001
                                       Class A-2 Notes:        March 2003
                                       Class A-3 Notes:        May 2004
                                       Class A-4 Notes:        January 2007
                                       Class B Notes:          February 2007
      C.   Mandatory
           Prepayment.............     The Notes will be prepaid in whole or in
                                       part on the Distribution Date on or
                                       immediately following the last day of the Funding Period if any amount remains on deposit in the Pre-Funding Account on that Distribution Date, after giving effect to the purchase of all Subsequent
                                       Receivables, including any Subsequent
                                       Receivables purchased on that date. This mandatory prepayment will be applied to each class of Notes in accordance with the priorities with respect to distributions of principal described above; provided that if the remaining
                                       Pre-Funded Amount at the time of the
                                       mandatory prepayment exceeds $100,000,
                                       each class of Notes (including the Class
                                       B Notes) will be prepaid pro rata based
                                       on the initial principal balance of such class.

                                       In addition, the Trust will be obligated to pay a Noteholders' Prepayment Premium to be described in the Prospectus Supplement with respect to each class of Notes (including the Class B Notes) in connection with any mandatory prepayment if the remaining Pre-Funded Amount at the time of such prepayment exceeds $100,000.

                                       The Trust's obligation to pay the
                                       Noteholders' Prepayment Premium will be
                                       limited to the pro rata portion (based on the initial principal balance of that class) of funds that are received from the Seller under the Pooling and Servicing Agreement as liquidated damages for the failure to deliver Subsequent Receivables (and the Seller's obligation to pay the liquidated damages thereunder is limited to funds it receives from NFC as liquidated damages for NFC's failure to deliver Subsequent Receivables to the Seller). No other assets of the Trust will be available for the purpose of paying the Noteholders' Prepayment Premium.

      D.   Redemption...............   If the Aggregate Receivables Balance
                                       declines to 10% or less of the aggregate
                                       Starting Receivables Balance of the
                                       Initial Receivables and of all Subsequent
                                       Receivables as of the related Cutoff Date
                                       (the "Aggregate Starting Receivables
                                       Balance") and the Servicer exercises its option to purchase the Receivables on any Distribution Date on or after the date on which the Class A-1 Notes, the Class A-2
                                       Notes and the Class A-3 Notes have been
                                       paid in full, the Class A-4 Notes and the Class B Notes will be redeemed in whole, but not in part, at a redemption price equal to the unpaid principal amount of those Notes, plus accrued and unpaid interest thereon.

      E.   Voting Rights............   To the extent the Prospectus specifies
                                       certain circumstances under which the
                                       consent, approval, direction, or request of a specified percentage in principal amount of the outstanding Notes must be obtained, given or made, or under which such a specified percentage are permitted to take an action or give a notice, then such consent, approval, direction, request, action or notice shall be valid only if the holders of such specified percentage in principal amount of (a) all the outstanding Class A Notes and Class B
                                       Notes voting together as a single class
                                       and (b) the outstanding Class A Notes
                                       voting as a single class have voted to
                                       give such consent, approval, direction,
                                       request or notice, or take such action.

Priority of Distributions...........   Distributions of the Total Available
                                       Amount to the Noteholders and the
                                       Servicer will generally be distributed in the following order of priority on each Distribution Date: (1) the Servicing Fee and any unpaid Servicing Fee for prior
                                       Distribution Dates ("Total Servicing
                                       Fee"); (2) interest on the Class A Notes;
                                       (3) interest on the Class B Notes; and
                                       (4) principal on the Notes as described
                                       above. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, all principal and interest on the Class A
                                       Notes will be paid in full prior
                                       to making any further payments on or with respect to the Class B Notes.

Reserve Account.....................   On the Closing Date an amount of cash or
                                       eligible investments equal to
                                       $18,090,085.66 or 4.75% of the Initial
                                       Aggregate Starting Receivables Balance
                                       will be deposited into the Reserve
                                       Account, and on each date during the
                                       Funding Period on which Subsequent
                                       Receivables are to be transferred to the Trust, cash or eligible investments in an amount equal to at least 5.50% of the aggregate Starting Receivables Balance of the transferred Subsequent Receivables will be deposited in the Reserve Account.
                                       If on any Distribution Date the amounts
                                       on deposit in the Reserve Account are
                                       less than the Specified Reserve Account
                                       Balance for that Distribution Date,
                                       amounts remaining after payment to the
                                       Servicer of the Total Servicing Fee and
                                       deposits to the Distribution Account of
                                       amounts to be distributed to Noteholders will be deposited into the Reserve
                                       Account until the balance in the Reserve
                                       Account equals the Specified Reserve
                                       Account Balance for that Distribution
                                       Date.

                                       Amounts in the Reserve Account on any
                                       Distribution Date (after giving effect to all distributions to be made to the Servicer and the Noteholders on such Distribution Date) in excess of the Specified Reserve Account Balance for such Distribution Date will be paid to the holders of the Certificates. The "Specified Reserve Account Balance" on each Distribution Date will equal the lesser of (1) the aggregate outstanding principal balance of the Notes and (2) the greater of (a) 5.50% (or 10.0% under specified circumstances described in the Prospectus Supplement) of the Aggregate Receivables Balance as of the close of business on the last day of the related Monthly Period, and (b) 2.0% of the Aggregate Starting Receivables Balance.

                                       Funds will be withdrawn from cash in the Reserve Account on the day preceding each Distribution Date to the extent that the Available Amount (after payment of the Total Servicing Fee) is less than amounts payable on the Notes.

Pre-Funding Account............        On the Closing Date $94,156,091.27 (the
                                       "Initial Pre-Funded Amount") will be
                                       deposited into the Pre-Funding Account.
                                       During the Funding Period, the Seller
                                       will be obligated to sell to the Trust
                                       additional Receivables (the "Subsequent
                                       Receivables") having an aggregate
                                       principal balance equal to the Initial
                                       Pre-Funded Amount to the extent that
                                       Subsequent Receivables have been acquired by the

                                       Seller from NFC, and to deposit the
                                       required amounts in the Reserve Account
                                       in connection with that purchase. The
                                       "Funding Period" will be the period from and including the Closing Date until the earliest of (1) the Distribution Date on which the amount on deposit in the Pre-Funding Account (after giving effect to the purchase of all Subsequent Receivables, including any Subsequent Receivables purchased on that date) is less than $100,000, (2) the occurrence of an Event of Default under the Indenture,
                                       (3) the occurrence of a Servicer Default under the Pooling and Servicing Agreement, (4) the occurrence of specified events of insolvency with respect to the Seller or the Servicer and
                                       (5) the close of business on the June
                                       2000 Distribution Date. Any amount
                                       remaining in the Pre-Funding Account at
                                       the end of the Funding Period will be
                                       payable to the Noteholders as a mandatory prepayment as described above.

Negative Carry Account..............   On the Closing Date the Seller will
                                       deposit $ (the "Negative Carry Account
                                       Initial Deposit") into the Negative Carry
                                       Account. On each Distribution Date, an
                                       amount equal to the Negative Carry Amount for that Distribution Date will be withdrawn from the Negative Carry Account and deposited into the Collection
                                       Account. On each Distribution Date
                                       amounts on deposit in the Negative Carry
                                       Account in excess of the Required
                                       Negative Carry Account Balance for that
                                       Distribution Date will be released to the Seller. On the Distribution Date on or immediately following the last day of the Funding Period, after giving effect to all withdrawals from the Negative Carry
                                       Account on that Distribution Date, all
                                       amounts remaining on deposit in the
                                       Negative Carry Account will be released
                                       to the Seller. The "Negative Carry
                                       Amount" means, as of any Distribution
                                       Date, the amount by which the total
                                       interest payable to the Noteholders with respect to the pre-funded portion of the pool exceeds the investment earnings on the Pre-Funded Amount during the preceding calendar month. The "Required
                                       Negative Carry Account Balance" means, as of any Distribution Date, the lesser of the amount then on deposit in the Negative Carry Account and the maximum negative carry amount for the remainder of the Funding Period, assuming no further withdrawals from the Pre-Funding
                                       Account and investment earnings on
                                       amounts on deposit therein at a rate of
                                       2.5%.

Tax Status..........................   In the opinion of Kirkland & Ellis,
                                       special tax counsel, for federal income
                                       tax purposes, the Notes will be
                                       characterized as indebtedness and the
                                       Trust will not be characterized as an
                                       association (or publicly traded
                                       partnership) taxable as a corporation.
                                       Each Noteholder by the acceptance of a
                                       Note will agree to treat the Notes as
                                       indebtedness.

ERISA Considerations ...............   Although there is little guidance on the
                                       subject, the Seller believes the Notes
                                       should be treated as indebtedness without substantial equity features for the purposes of the Plan Assets Regulation.
                                       Therefore, the Notes are available for
                                       investment by a Benefit Plan, subject to a determination by such Benefit Plan's fiduciary that the Notes are suitable investments for such Benefit Plan under ERISA and the Internal Revenue Code.

Legal Investment ...................   The Class A-1 Notes will be eligible
                                       securities for purchase by money market
                                       funds under Rule 2a-7 under the
                                       Investment Company Act of 1940, as
                                       amended.

Ratings ............................   It is a condition to the issuance of the
                                       Notes that the Class A-1 Notes be rated
                                       in the highest rating category for short-term debt obligations by at least two nationally recognized rating agencies, the Class A-2, Class A-3 and Class A-4
                                       Notes be rated in the highest rating
                                       category for long-term debt obligations
                                       by at least one nationally recognized
                                       rating agency, and the Class B Notes be
                                       rated in the "A" category or its
                                       equivalent by at least one nationally
                                       recognized rating agency.


                             THE RECEIVABLES POOL

The Initial Receivables

     The Receivables to be transferred to the Trust on the Closing Date (the "Initial Receivables") were originated by Navistar Financial Corporation ("NFC"). Some of the Initial Receivables were sold by NFC to Truck Retail Instalment Paper Corp. ("TRIP"), a special purpose, wholly-owned subsidiary of NFC, and will be repurchased by NFC from TRIP on the Closing Date for resale to the Seller. The Initial Receivables were selected randomly for inclusion in the Receivables Pool from those Retail Notes in NFC's portfolio of owned Retail Notes which satisfied several criteria, including that each Initial Receivable
(a) has a first payment due date on or before February 29, 2000, (b) has an original term to maturity of 13 to 84 months, (c) has a remaining term to maturity of 12 to 72 months, (d) provides for finance charges at an APR of no less than 6.75%, (e) was not more than 60 days past due as of the Initial Cutoff Date, and (f) satisfies the other criteria set forth in the Prospectus under the caption "The Receivables Pools."

     The composition, distribution by annual percentage rate, distribution by remaining maturity, distribution by payment terms and geographic distribution of the Initial Receivables as of the Initial Cutoff Date are as set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100.00%.

                    Composition of the Initial Receivables


  Weighted Average         Initial                                                                   Weighted        Weighted
      Annual             Aggregate             Aggregate                             Average         Average          Average
  Percentage Rate         Starting             Original                              Starting        Original        Remaining
     (Range)             Receivables           Principal           Number of       Receivables       Maturity         Maturity
                          Balance               Balance           Receivables        Balance          (Range)         (Range)
------------------   -------------------  -------------------   --------------    --------------   -------------   --------------
     9.298%            $380,843,908.73      $394,120,117.36         8,352           $45,599.12         56.65           53.67
(6.75%-21.49%) (1)                                                                                     months         months
                                                                                                     (13 to 84      (12 to 72
                                                                                                       months)        months)

(1)  Excludes five Receivables with APRs above 21.49%.

       Distribution by Annual Percentage Rate of the Initial Receivables

                                                                          Percentage of Initial
 Annual Percentage          Number of             Starting                 Aggregate Starting
    Rate Range             Receivables        Receivables Balance          Receivables Balance
--------------------    ----------------   --------------------------   ------------------------
6.75-7.49%                      600              $ 19,710,667.43                 5.18%
7.50-8.49%                    3,003               143,942,399.93                37.80%
8.50-9.49%                    2,015               100,870,820.20                26.49%
9.50-10.49%                     886                45,980,711.69                12.07%
10.50-11.49%                    602                29,324,581.24                 7.70%
11.50-12.49%                    413                17,283,991.59                 4.54%
12.50-13.49%                    253                 8,854,103.07                 2.32%
13.50-14.49%                    210                 6,024,929.56                 1.58%
14.50-15.49%                    171                 4,642,266.98                 1.22%
15.50-16.49%                     84                 1,902,689.37                 0.50%
16.50-17.49%                     44                   882,310.01                 0.23%
17.50 & Over                     71                 1,424,437.66                 0.37%
    Total                     8,352              $380,843,908.73               100.00%

         Distribution by Remaining Maturity of the Initial Receivables

   Remaining                                                   Percentage of Initial
   Maturity        Number of              Starting              Aggregate Starting
   (Months)       Receivables        Receivables Balance       Receivables Balance
-------------  ------------------  -----------------------   ------------------------
   12-24              393                 $  7,045,584.14             1.85%
   25-36            1,553                   40,290,928.48            10.58%
   37-48            1,813                   76,975,232.22            20.21%
   49-60            3,031                  187,121,470.65            49.14%
   61-66              181                    5,731,379.44             1.50%
   67 & Over        1,381                   63,679,313.80            16.72%
     Total          8,352                 $380,843,908.73           100.00%

           Distribution by Payment Terms of the Initial Receivables


                                          Percentage of Initial
                                            Aggregate Starting
       Type of Receivable                 Receivables Balance
-------------------------------     ---------------------------------
Equal Payment Fully Amortizing                    59.26%
Equal Payment Balloon                             11.48%
Equal Payment Skip                                 2.56%
Level Principal Fully Amortizing                   6.25%
Level Principal Balloon                           16.95%
Level Principal Skip                               0.04%
Other                                              3.46%
   Total                                         100.00%


     The Initial Receivables include Receivables originated in 48 states and The District of Columbia. The following table sets forth the percentage of the Initial Aggregate Starting Receivables Balance in the states with the largest concentration of Initial Receivables. No other state accounts for more than 1.57% of the Initial Aggregate Starting Receivables Balance. None of the Initial Receivables were originated in Alaska or Hawaii.

              Geographic Distribution of the Initial Receivables


                                      Percentage of Initial
                                  Aggregate Starting Receivables
       State(1)                            Balance
--------------------------    -----------------------------------
       New York                              8.47%
       Texas                                 7.64%
       Illinois                              7.51%
       Iowa                                  6.21%
       California                            5.60%
       Ohio                                  4.88%
       Florida                               4.64%
       Michigan                              3.35%
       Tennessee                             3.31%
       Pennsylvania                          3.28%
       Minnesota                             3.25%
       Indiana                               3.22%
       Kansas                                2.99%
       Wisconsin                             2.95%
       Arkansas                              2.73%
       South Carolina                        2.56%
       Maryland                              2.51%
       Missouri                              2.51%
       New Jersey                            2.34%
       Other                                 20.05%
          Total                             100.00%

--------
(1)  Based on billing addresses of the obligors on the Initial Receivables.

     No single obligor accounts for more than 2.00% of the Initial Aggregate Starting Receivables Balance. As of the Initial Cutoff Date, approximately 83.34% of the Initial Aggregate Starting Receivables Balance, constituting 69.98% of the aggregate number of Initial Receivables, represent Receivables secured by new vehicles. The remainder are secured by used vehicles.

The Subsequent Receivables

     Any transfer of Subsequent Receivables is subject to the satisfaction, on or before the related subsequent transfer date, of the conditions precedent described in the Prospectus and the Prospectus Supplement. Each Subsequent Receivable must satisfy the eligibility criteria specified in the Pooling and Servicing Agreement at the time of its addition. The Subsequent Receivables, however, need not satisfy any other eligibility criteria. Subsequent Receivables may be originated by NFC at a later date using credit criteria different from those that were applied to the Initial Receivables and may be of a different credit quality and seasoning. In addition, following the transfer of Subsequent Receivables to the Trust, the characteristics of the Receivables, including the composition of the Receivables, the distribution by APR, equipment type, payment frequency, average maturity, current Receivable Balance and geographic distribution, may vary from those of the Initial Receivables; provided, however, there will be a requirement that, after giving effect to the transfer of Subsequent Receivables to the Trust, the weighted average APR of the Receivables in the Trust be not less than 9.07% and that the aggregate principal balance of all Receivables owing from any single Obligor not exceed 2.0% of the aggregate principal balance of the Receivables in the Trust. Since the weighted average life of the Notes will be influenced by the rate at which the principal balances of the Receivables are paid, some of these variations will affect the weighted average life of each class of Notes. The requirements that no Subsequent Receivables have a remaining term in excess of 72 months and that on each Subsequent Transfer Date the weighted average remaining maturity of the Receivables in the Trust will not be greater than 57 months are intended to minimize the effect of the addition of Subsequent Receivables on the weighted average life of the Notes.

                                 THE SERVICER

Delinquencies, Repossessions and Net Losses

     Set forth below is selected information concerning NFC's experience in the United States pertaining to delinquencies, repossessions and net losses on its entire portfolio of Retail Notes (including Retail Notes previously sold which NFC continues to service). Fluctuations in retail delinquencies, repossessions and losses generally follow cycles in the overall business environment. Although NFC believes retail delinquencies, repossessions and net losses are particularly sensitive to the industrial sector, which generates a significant portion of the freight tonnage hauled, NFC does not track such data and is unable to ascertain the specific causes of such fluctuations. As a result of the bankruptcy of one of NFC's largest obligors, a combined charge of $10.9 million was taken in 1996 by NFC and NITC, $3.8 million of which was reversed in 1998 by NFC. There can be no assurance that the delinquency, repossession and net loss experience on the Initial Receivables or the Subsequent Receivables will be comparable to that set forth below. Due to rounding, the amounts shown for NFC and NITC separately in this table may not add to the amount shown for NFC and NITC combined.

                                                            Year Ended October 31,
                                         ------------------------------------------------------------
          NFC Retail Notes                   1995        1996        1997       1998         1999
          ----------------                   ----        ----        ----       ----         ----
                                                  ($ in millions)
Gross Balance Outstanding at end of
   Period .........................        $   2,073   $   2,282   $   2,282  $   2,481   $    2,825
Gross Balance Past Due as a
  Percentage of Gross Balance
  Outstanding at end of Period
    31-60 days.....................             2.43%       1.99%       2.42%      2.49%       2.87%
    over 60 days...................             0.09%       0.30%       0.60%      0.61%       0.52%
Average Gross Balance of Retail
  Notes (13 month average)                 $   1,809   $   2,204   $   2,245  $   2,339   $   2,632
Net Losses (recoveries):
     NFC...........................        $     0.3   $     5.0   $     2.1  $       -   $     5.2
     NITC..........................              0.6         9.5         3.9        9.9         3.0
                                           ---------   ---------   ---------  ---------   ---------
     Combined......................        $     0.9   $    14.5   $     6.0  $     9.9   $     8.2
Liquidations minus Net Losses .....        $     833   $   1,002   $   1,083  $   1,178   $   1,193
Net Losses (recoveries) as a
  Percentage of Liquidations
  minus Net Losses:
     NFC...........................             0.04%       0.50%       0.19%      0.00%       0.44%
     NITC..........................             0.07%       0.95%       0.36%      0.84%       0.25%
                                           ---------   ---------   ---------  ---------   ---------
     Combined......................             0.11%       1.45%       0.55%      0.84%       0.69%
Net Losses (recoveries) as a
  Percentage of Average Gross
  Balance:
     NFC...........................             0.02%       0.23%       0.09%      0.00%       0.20%
     NITC..........................             0.03%       0.43%       0.18%      0.42%       0.11%
                                           ---------   ---------   ---------  ---------   ---------
     Combined......................             0.05%       0.66%       0.27%      0.42%       0.31%
Repossessions as a Percentage of
  Average Gross Balance............             0.92%       3.15%       2.01%      2.31%       1.94%

                      WEIGHTED AVERAGE LIFE OF THE NOTES

     Prepayments on medium and heavy duty truck, bus and trailer receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model (the "ABS Model"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. The ABS Model further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or prepaid in full. The ABS Model does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of receivables, including the Receivables. As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes will likely occur significantly earlier than the respective Final Scheduled Distribution Dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

     The table captioned "Percent of Initial Principal Amount of the Offered Notes Remaining at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of characteristics of the Receivables. The ABS Table assumes that
(1) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (2) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (3) payments on the Notes are made on each Distribution Date, and each such date is assumed to be the fifteenth day of each applicable month, (4) the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance, (5) the Negative Carry Amount never exceeds amounts on deposit in the Negative Carry Account, and (6) the Servicer does not exercise its option to purchase the Receivables. The ABS Table indicates the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Table also assumes that the Receivables have been aggregated into two hypothetical pools, the first pool being composed of the Initial Receivables ("Initial Receivables Pool") and the second pool being composed of the Subsequent Receivables ("Subsequent Receivables Pool"). The Initial Receivables Pool has an assumed Cutoff Date of February 1, 2000 and the Subsequent Receivables Pool has an assumed Cutoff Date of March 1, 2000, and the first distribution of principal is assumed to occur on March 15, 2000 for the Initial Receivables Pool and April 15, 2000 for the Subsequent Receivables Pool. Moreover, the ABS Table assumes that the Initial Receivables Pool and the Subsequent Receivables Pool have the following Starting Receivables Balances and that each of the Receivables within each of the pools is an Equal Payment Fully Amortizing Receivable that has the following annual percentage rate, original maturity and remaining maturity:

                                      Starting            Annual           Original          Remaining
                                    Receivables         Percentage         Maturity           Maturity
         Pool                         Balance              Rate           (In Months)        (In Months)
----------------------------    --------------------  ---------------   ---------------   ------------------
Initial Receivables Pool          $380,843,908.73          9.22%               57                 54

Subsequent Receivables Pool       $ 94,156,091.27          9.22%               57                 57
                                --------------------
                                  $475,000,000.00
                                  ===============


The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. It is very unlikely that the Receivables will prepay at a constant level of the ABS Model until maturity or that all of the Receivables will prepay at the same level of the ABS Model. Moreover, the diverse terms of Receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of the ABS Model specified, even if the original and remaining terms to maturity of the Receivables are as assumed. For example, the Initial Receivables have annual percentage rates that range from 6.75% to 26.00%, and only 59.26% of the Initial Receivables (by percentage of Initial Aggregate Starting Receivables Balance) are Equal Payment Fully Amortizing Receivables. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes.

    Percent of Initial Principal Amount of the Offered Notes Remaining at Various ABS Percentages
        Class A-1 Notes                                                        Class A-2
    -------------------------------------------------------------    -------------------------------------------------------------
     Distribution                                                      Distribution
         Date         0.00%     1.00%    1.40%    1.80%    2.00%          Date         0.00%    1.00%    1.40%    1.80%     2.00%
    -------------    -------   -------  -------  -------  -------    --------------   -------  -------  -------  -------   -------
     Closing Date     100%      100%     100%     100%     100%       Closing Date     100%     100%     100%     100%      100%
       3/15/00         93        89       87       85       84           3/15/00       100      100      100      100       100
       4/15/00         85        75       70       66       64           4/15/00       100      100      100      100       100
       5/15/00         76        61       54       48       44           5/15/00       100      100      100      100       100
       6/15/00         68        47       38       29       25           6/15/00       100      100      100      100       100
       7/15/00         59        33       23       12        6           7/15/00       100      100      100      100       100
       8/15/00         50        20        7        0        0           8/15/00       100      100      100       97        93
       9/15/00         42         6        0        0        0           9/15/00       100      100       95       87        82
      10/15/00         33         0        0        0        0          10/15/00       100       96       87       77        72
      11/15/00         24         0        0        0        0          11/15/00       100       88       78       67        62
      12/15/00         15         0        0        0        0          12/15/00       100       81       70       58        52
       1/15/01          6         0        0        0        0           1/15/01       100       74       61       49        42
       2/15/01          0         0        0        0        0           2/15/01        98       66       53       40        33
       3/15/01          0         0        0        0        0           3/15/01        93       59       45       31        24
       4/15/01          0         0        0        0        0           4/15/01        88       52       37       22        14
       5/15/01          0         0        0        0        0           5/15/01        82       45       29       13         5
       6/15/01          0         0        0        0        0           6/15/01        77       38       22        5         0
       7/15/01          0         0        0        0        0           7/15/01        72       31       14        0         0
       8/15/01          0         0        0        0        0           8/15/01        66       24        7        0         0
       9/15/01          0         0        0        0        0           9/15/01        61       17        0        0         0
      10/15/01          0         0        0        0        0          10/15/01        55       11        0        0         0
      11/15/01          0         0        0        0        0          11/15/01        50        4        0        0         0
      12/15/01          0         0        0        0        0          12/15/01        44        0        0        0         0
       1/15/02          0         0        0        0        0           1/15/02        38        0        0        0         0
       2/15/02          0         0        0        0        0           2/15/02        33        0        0        0         0
       3/15/02          0         0        0        0        0           3/15/02        27        0        0        0         0
       4/15/02          0         0        0        0        0           4/15/02        21        0        0        0         0
       5/15/02          0         0        0        0        0           5/15/02        15        0        0        0         0
       6/15/02          0         0        0        0        0           6/15/02        10        0        0        0         0
       7/15/02          0         0        0        0        0           7/15/02         4        0        0        0         0
       8/15/02          0         0        0        0        0           8/15/02         0        0        0        0         0
       9/15/02          0         0        0        0        0           9/15/02         0        0        0        0         0
      10/15/02          0         0        0        0        0          10/15/02         0        0        0        0         0
      11/15/02          0         0        0        0        0          11/15/02         0        0        0        0         0
      12/15/02          0         0        0        0        0          12/15/02         0        0        0        0         0
       1/15/03          0         0        0        0        0           1/15/03         0        0        0        0         0
       2/15/03          0         0        0        0        0           2/15/03         0        0        0        0         0
       3/15/03          0         0        0        0        0           3/15/03         0        0        0        0         0
       4/15/03          0         0        0        0        0           4/15/03         0        0        0        0         0
       5/15/03          0         0        0        0        0           5/15/03         0        0        0        0         0
       6/15/03          0         0        0        0        0           6/15/03         0        0        0        0         0
       7/15/03          0         0        0        0        0           7/15/03         0        0        0        0         0
       8/15/03          0         0        0        0        0           8/15/03         0        0        0        0         0
       9/15/03          0         0        0        0        0           9/15/03         0        0        0        0         0
      10/15/03          0         0        0        0        0          10/15/03         0        0        0        0         0
      11/15/03          0         0        0        0        0          11/15/03         0        0        0        0         0
      12/15/03          0         0        0        0        0          12/15/03         0        0        0        0         0
       1/15/04          0         0        0        0        0           1/15/04         0        0        0        0         0
       2/15/04          0         0        0        0        0           2/15/04         0        0        0        0         0
       3/15/04          0         0        0        0        0           3/15/04         0        0        0        0         0
       4/15/04          0         0        0        0        0           4/15/04         0        0        0        0         0
       5/15/04          0         0        0        0        0           5/15/04         0        0        0        0         0
       6/15/04          0         0        0        0        0           6/15/04         0        0        0        0         0
       7/15/04          0         0        0        0        0           7/15/04         0        0        0        0         0
       8/15/04          0         0        0        0        0           8/15/04         0        0        0        0         0
       9/15/04          0         0        0        0        0           9/15/04         0        0        0        0         0
      10/15/04          0         0        0        0        0          10/15/04         0        0        0        0         0
      11/15/04          0         0        0        0        0          11/15/04         0        0        0        0         0
      12/15/04          0         0        0        0        0          12/15/04         0        0        0        0         0
 Average Lives to                                                    Average Lives to
   Maturity (yrs)    0.48      0.29     0.25     0.22     0.20         Maturity (yrs) 1.71     1.17     1.01     0.89      0.83

                       Class A-3 Notes                                                     Class A-4
--------------------------------------------------------------   --------------------------------------------------------------
 Distribution                                                      Distribution
     Date         0.00%     1.00%     1.40%    1.80%    2.00%         Date          0.00%    1.00%    1.40%     1.80%    2.00%
 ------------    -------   -------   -------  -------  -------     ------------    -------  -------  -------   -------  -------
 Closing Date     100%      100%      100%     100%      100%      Closing Date     100%     100%     100%       100%    100%
    3/15/00       100       100       100      100       100          3/15/00        100     100      100        100     100
    4/15/00       100       100       100      100       100          4/15/00        100     100      100        100     100
    5/15/00       100       100       100      100       100          5/15/00        100     100      100        100     100
    6/15/00       100       100       100      100       100          6/15/00        100     100      100        100     100
    7/15/00       100       100       100      100       100          7/15/00        100     100      100        100     100
    8/15/00       100       100       100      100       100          8/15/00        100     100      100        100     100
    9/15/00       100       100       100      100       100          9/15/00        100     100      100        100     100
   10/15/00       100       100       100      100       100         10/15/00        100     100      100        100     100
   11/15/00       100       100       100      100       100         11/15/00        100     100      100        100     100
   12/15/00       100       100       100      100       100         12/15/00        100     100      100        100     100
    1/15/01       100       100       100      100       100          1/15/01        100     100      100        100     100
    2/15/01       100       100       100      100       100          2/15/01        100     100      100        100     100
    3/15/01       100       100       100      100       100          3/15/01        100     100      100        100     100
    4/15/01       100       100       100      100       100          4/15/01        100     100      100        100     100
    5/15/01       100       100       100      100       100          5/15/01        100     100      100        100     100
    6/15/01       100       100       100      100        96          6/15/01        100     100      100        100     100
    7/15/01       100       100       100       96        85          7/15/01        100     100      100        100     100
    8/15/01       100       100       100       85        74          8/15/01        100     100      100        100     100
    9/15/01       100       100        99       75        63          9/15/01        100     100      100        100     100
   10/15/01       100       100        90       65        53         10/15/01        100     100      100        100     100
   11/15/01       100       100        81       56        43         11/15/01        100     100      100        100     100
   12/15/01       100        97        72       46        33         12/15/01        100     100      100        100     100
    1/15/02       100        88        63       37        24          1/15/02        100     100      100        100     100
    2/15/02       100        80        54       28        15          2/15/02        100     100      100        100     100
    3/15/02       100        72        46       19         6          3/15/02        100     100      100        100     100
    4/15/02       100        64        38       11         0          4/15/02        100     100      100        100      97
    5/15/02       100        56        30        3         0          5/15/02        100     100      100        100      90
    6/15/02       100        48        22        0         0          6/15/02        100     100      100         95      83
    7/15/02       100        41        14        0         0          7/15/02        100     100      100         88      76
    8/15/02        97        33         6        0         0          8/15/02        100     100      100         81      69
    9/15/02        89        26         0        0         0          9/15/02        100     100       99         75      62
   10/15/02        82        18         0        0         0         10/15/02        100     100       93         68      56
   11/15/02        74        11         0        0         0         11/15/02        100     100       86         62      50
   12/15/02        66         4         0        0         0         12/15/02        100     100       80         57      45
    1/15/03        58         0         0        0         0          1/15/03        100      97       74         51      39
    2/15/03        50         0         0        0         0          2/15/03        100      91       69         46      34
    3/15/03        42         0         0        0         0          3/15/03        100      85       63         41      29
    4/15/03        33         0         0        0         0          4/15/03        100      79       58         36      25
    5/15/03        25         0         0        0         0          5/15/03        100      73       52         31      21
    6/15/03        17         0         0        0         0          6/15/03        100      67       47         27      17
    7/15/03         9         0         0        0         0          7/15/03        100      62       43         23      13
    8/15/03         0         0         0        0         0          8/15/03        100      56       38         20      10
    9/15/03         0         0         0        0         0          9/15/03         92      51       34         16       7
   10/15/03         0         0         0        0         0         10/15/03         85      46       29         13       5
   11/15/03         0         0         0        0         0         11/15/03         77      41       25         10       2
   12/15/03         0         0         0        0         0         12/15/03         69      36       22          8       0
    1/15/04         0         0         0        0         0          1/15/04         61      31       18          5       0
    2/15/04         0         0         0        0         0          2/15/04         53      26       15          3       0
    3/15/04         0         0         0        0         0          3/15/04         45      21       12          2       0
    4/15/04         0         0         0        0         0          4/15/04         37      17        9          0       0
    5/15/04         0         0         0        0         0          5/15/04         29      13        6          0       0
    6/15/04         0         0         0        0         0          6/15/04         20       8        3          0       0
    7/15/04         0         0         0        0         0          7/15/04         12       4        1          0       0
    8/15/04         0         0         0        0         0          8/15/04          4       0        0          0       0
    9/15/04         0         0         0        0         0          9/15/04          2       0        0          0       0
    10/15/04        0         0         0        0         0          10/15/04         1       0        0          0       0
    11/15/04        0         0         0        0         0          11/15/04         0       0        0          0       0
    12/15/04        0         0         0        0         0          12/15/04         0       0        0          0       0
Average Lives to                                                  Average Lives to
  Maturity (yrs) 2.97      2.30      2.03     1.78      1.68        Maturity (yrs)  4.01    3.60     3.33       2.98    2.79
                                                                  Average Lives to
                                                                    10% Call (yrs)  3.95    3.50     3.19       2.85    2.66

                        Class B Notes
-------------------------------------------------------------
 Distribution
     Date         0.00%    1.00%     1.40%    1.80%    2.00%
    -----        ------    -----  -------- -------- --------
 Closing Date     100%     100%      100%     100%      100%
    3/15/00       100      100       100      100       100
    4/15/00       100      100       100      100       100
    5/15/00       100      100       100      100       100
    6/15/00       100      100       100      100       100
    7/15/00       100      100       100      100       100
    8/15/00       100      100       100       99        98
    9/15/00       100      100        99       96        95
   10/15/00       100       99        96       93        91
   11/15/00       100       96        93       90        88
   12/15/00       100       94        91       87        85
    1/15/01       100       92        88       84        82
    2/15/01        99       90        85       81        79
    3/15/01        98       87        83       79        76
    4/15/01        96       85        80       76        73
    5/15/01        95       83        78       73        71
    6/15/01        93       81        76       71        68
    7/15/01        91       79        73       68        65
    8/15/01        90       76        71       65        63
    9/15/01        88       74        69       63        60
   10/15/01        86       72        66       61        58
   11/15/01        84       70        64       58        55
   12/15/01        83       68        62       56        53
    1/15/02        81       66        60       54        51
    2/15/02        79       64        58       52        48
    3/15/02        77       62        56       50        46
    4/15/02        76       60        54       47        44
    5/15/02        74       58        52       45        42
    6/15/02        72       56        50       44        40
    7/15/02        70       55        48       42        38
    8/15/02        68       53        46       40        37
    9/15/02        66       51        45       38        35
   10/15/02        65       49        43       37        33
   11/15/02        63       48        41       35        32
   12/15/02        61       46        40       33        30
    1/15/03        59       44        38       32        29
    2/15/03        57       42        37       31        27
    3/15/03        55       41        35       29        26
    4/15/03        53       39        34       28        25
    5/15/03        51       38        32       27        24
    6/15/03        49       36        31       26        23
    7/15/03        47       35        30       25        22
    8/15/03        45       33        28       24        21
    9/15/03        43       32        27       23        20
   10/15/03        41       30        26       22        20
   11/15/03        39       29        25       21        19
   12/15/03        37       28        24       20        18
    1/15/04        35       26        23       20        10
    2/15/04        32       25        22       19         7
    3/15/04        30       24        21       19         4
    4/15/04        28       23        21       18         2
    5/15/04        26       22        20       12         0
    6/15/04        24       21        19        7         0
    7/15/04        22       20        19        4         0
    8/15/04        19       18        12        2         0
    9/15/04        19       16         8        1         0
   10/15/04        19       10         5        0         0
   11/15/04        11        5         2        0         0
   12/15/04         0        0         0        0         0
Average Lives to
  Maturity (yrs) 3.18     2.73      2.52     2.29      2.13
Average Lives to
 10% Call (yrs)  3.06     2.55      2.29     2.05      1.90